SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

Filed by the Co-Registrants ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement ☐ Definitive Revised Materials ☐ Soliciting Material Pursuant to Section 140.14a-12

VAN KAMPEN EXCHANGE FUND

(Names of Co-Registrants as Specified in Their Charters)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐ Fee paid previously with preliminary materials.

VAN KAMPEN INVESTMENTS	FEBRUARY 2010

 Important Notice To Van Kampen
 Exchange Fund Shareholders

Questions & Answers

Although we recommend that you read the complete Proxy Statement, we have provided for your convenience a brief overview of the issues to be voted on at the meeting.

Q. Why is a special meeting of shareholders being held?

A. The special meeting of shareholders is being held to approve new investment advisory agreements.

Q. Why are shareholders being asked to approve new investment advisory agreements?

A. The current investment adviser for Van Kampen Exchange Fund (the “Fund”) is Van Kampen Asset Management (the “Adviser”). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen Investments”), which is an indirect wholly owned subsidiary of Morgan Stanley. On October 19, 2009, Morgan Stanley entered into a definitive agreement to sell substantially all of its retail asset management business, including Van Kampen Investments, to Invesco Ltd., a leading independent global investment management company (the “Transaction”). As a result of this Transaction, the asset management business of Van Kampen Investments will be combined with that of Invesco Advisers, Inc. (“Invesco”), a subsidiary of Invesco Ltd., and it is proposed that Invesco become investment adviser to the Fund.

The closing of the Transaction (currently expected to be in mid-2010) will constitute an “assignment” of the current investment advisory agreement for the Fund and, therefore, pursuant to the Investment Company Act of 1940 (the “1940 Act”), will result in the automatic termination of the Fund’s current investment advisory agreement. The 1940 Act requires that shareholders of the Fund (the “Shareholders”) approve the new investment advisory agreements described below.

The Fund’s Board of Managing General Partners and management are recommending Shareholders approve the new investment advisory arrangement between the Fund and Invesco, which arrangement includes (a) a new investment advisory agreement with Invesco, which agreement allows Invesco to enter into subadvisory arrangements and delegate any or all of its rights, duties or obligations to one or more wholly owned affiliates of Invesco Ltd. as subadviser and (b) that Invesco enter into a master investment subadvisory agreement with several of Invesco Ltd.’s wholly owned affiliates (the new investment advisory agreement and the master subadvisory agreement are referred to herein collectively as the “New Advisory Agreements”).

As part of the Transaction, it is also expected that Invesco and its affiliates will provide the Fund with administrative and client servicing services that are currently provided by Van Kampen Investments and its affiliates.

Q. How will the Transaction affect the Fund?

A. Your investment in the Fund will not change as a result of the Transaction. You will own the same amount of shares in the Fund and the net asset value of your investment will not change as a result of the Transaction. Further, the Transaction is not expected to result in any change to the Fund’s portfolio management team, investment objectives or principal investment strategies.

Q. How do the New Advisory Agreements compare with the current investment advisory agreement?

A. The New Advisory Agreements and the current investment advisory agreement are similar. The advisory fee charged to the Fund will not change. Additionally, the portfolio management team currently managing the Fund is expected to continue to manage the Fund after the Transaction.

Q. Will my Fund’s expenses increase as a result of the Transaction?

A. No. The expenses that you pay as a Shareholder of the Fund will not increase for at least two years from the date of the closing of the Transaction, as Invesco will provide a two-year contractual guaranty that will limit the total expense ratio of the Fund to the Fund’s total expense ratio prior to the Transaction.

Q. Will my vote make a difference?

A. Yes, your vote is important and will make a difference no matter how many shares you own. We encourage all Shareholders to participate in the governance of their Fund.

Q. How does the Board of Managing General Partners recommend that I vote?

A. The Board of Managing General Partners recommends that you vote “FOR” approval of the New Advisory Agreements for your Fund.

Q. How do I vote my proxy?

A. You may cast your vote by mail, phone or internet. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote via phone or internet, please refer to the instructions found on the proxy card accompanying this Proxy Statement. To vote by phone or internet, you will need the “control number” that appears on the proxy card.

Q. Where do I call for more information?

A. Please call Van Kampen’s Client Relations Department at (800) 231-2808 or visit our website at www.vankampen.com, where you can send us an e-mail message by selecting “Contact Us.”

 About the Proxy Card

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, should sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	PROXY
VAN KAMPEN EXCHANGE FUND
SPECIAL MEETING OF SHAREHOLDERS

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXX

		FOR	AGAINST	ABSTAIN
1	(a) To approve a new investment advisory agreement with Invesco Advisers, Inc.	☐	☐	☐	To transact such other business as may properly come before the Meeting.
	(b) To approve a new master subadvisory agreement between Invesco Advisers, Inc and its affiliates.	☐	☐	☐

Please be sure to sign and date this Proxy, Date

Shareholder sign here Co-owner sign here

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

SAMPLE

VAN KAMPEN EXCHANGE FUND

522 Fifth Avenue
New York, New York 10036
(800) 231-2808
NOTICE OF SPECIAL
MEETING OF SHAREHOLDERS
To Be Held April 9, 2010

Notice is hereby given to the holders of units of partnership interest (collectively, the “Shares”) of the Van Kampen Exchange Fund (the “Fund”) that a Special Meeting of Shareholders of the Fund (the “Meeting”) will be held at the offices of Van Kampen Investments Inc., 522 Fifth Avenue, New York, New York, 10036, on Friday, April 9, 2010 at 9:00 a.m., for the following purposes:

1 (a)	To approve a new investment advisory agreement with Invesco Advisers, Inc.

(b)	To approve a new master subadvisory agreement between Invesco Advisers, Inc. and its affiliates.

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on February 11, 2010 are entitled to notice of and to vote at the Meeting and any adjournment thereof.

By order of the Board of Managing General Partners

Stefanie V. Chang Yu,
Vice President
February 26, 2010

Shareholders of the Fund are invited to attend the Meeting in person. You may contact Van Kampen’s Client Relations Department at (800) 231-2808 to obtain directions to the site of the Meeting. If you do not expect to attend the Meeting, please indicate your voting instructions on the enclosed proxy card, date and sign the proxy card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States, or record your voting instructions by telephone or via the internet.

In order to avoid the additional expense of further solicitation, we ask that you mail your proxy cards(s) or record your voting instructions by telephone or via the internet promptly.

The Board of Managing General Partners recommends that you cast your vote:

•	“FOR” the approval of a new investment advisory agreement with Invesco Advisers, Inc., and “FOR” the approval of a new master subadvisory agreement between Invesco Advisers, Inc. and its affiliates.

Your vote is important.
Please return your proxy card(s)
or record your voting instructions by
telephone or via the internet promptly
no matter how many shares you own.

PROXY STATEMENT

VAN KAMPEN EXCHANGE FUND

522 Fifth Avenue
New York, New York 10036
(800) 231-2808

SPECIAL MEETING OF SHAREHOLDERS

April 9, 2010

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Managing General Partners (the “Managing General Partners” or the “Board”) of Van Kampen Exchange Fund, a California limited partnership (the “Fund”), of proxies to be voted at a Special Meeting of Shareholders of the Fund, and all adjournments thereof (the “Meeting”), to be held at the offices of Van Kampen Investments Inc., 522 Fifth Avenue, New York, New York 10036, on Friday, April 9, 2010, at 9:00 a.m. The approximate mailing date of this Proxy Statement and accompanying form of proxy is March 1, 2010.

The Fund will furnish, without charge, a copy of its most recent annual report (and the most recent semiannual report succeeding the annual report) to any shareholder upon request. Any such request should be directed to the Fund by calling (800) 231-2808 or by writing to the Fund at 1 Parkview Plaza — Suite 100, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.

Voting

Participating in the Meeting are holders of units of partnership interest (collectively, the “Shares”) of the Fund. The Board has fixed the close of business on February 11, 2010 as the record date (the “Record Date”) for the determination of Shareholders entitled to vote at the Meeting. At the close of business on the Record Date, there were issued and outstanding 139,250 Shares of the Fund.

Shareholders of the Fund on the Record Date are entitled to one vote per Share with respect to any proposal submitted to the Shareholders, with no Share having cumulative voting rights.

The Fund’s new investment advisory agreement and a new master subadvisory agreement as described in Proposals 1(a) and (b) below, must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of the majority of the outstanding voting securities” is defined in the Investment Company Act of 1940

(the “1940 Act”) as the lesser of the vote of (i) 67% or more of the voting securities of a Fund entitled to vote thereon present at the Meeting or represented by proxy if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

The Board of Managing General Partners recommends that you cast your vote “FOR” approval of the new investment advisory agreement with Invesco Advisers, Inc., and “FOR” the approval of a new master subadvisory agreement between Invesco Advisers, Inc. and its affiliates.

In the event the favorable vote is not obtained, the Board of Managing General Partners will consider other alternatives for the Fund, which may include an interim contract or other actions as described herein.

All Shares represented by properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” each proposal as to which they are entitled to be voted.

Abstentions do not constitute votes “For” and will have the same effect as votes “Against” a Proposal. Broker non-votes (i.e., where a nominee, such as a broker, holding shares for beneficial owners responds but does not vote on a proposal because the nominee lacks beneficial owner direction or does not exercise discretionary authority) do not constitute votes “For” or “Against” a Proposal and are disregarded in determining the votes cast when the voting requirement for a Proposal is based on achieving a percentage of the voting securities present in person or by proxy and entitled to vote at the Meeting. Broker non-votes do not constitute votes “For” and will have the same effect as votes “Against” when the voting requirement is based on achieving a percentage of the outstanding voting securities. Because there are no proposals to be presented at the meeting on which broker-dealers may exercise discretion in voting their clients’ shares, the Fund does not anticipate receiving any broker non-votes.

Broker-dealer firms holding Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the Proposal. Under current interpretations of the New York Stock Exchange (the “NYSE”), broker-dealers that are members of the NYSE and that have not received instructions from a customer may not vote such customer’s Shares on a non-routine proposal, such as Proposals 1(a) and (b) described herein. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. Therefore, you are encouraged to contact your broker and record your voting instructions. A signed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares are to be voted on a proposal will be deemed to be an instruction to vote such Shares in favor of such proposal. If any other business is brought before the Meeting, your Shares will be voted at your proxy holder’s discretion.

A majority of the outstanding Shares entitled to vote must be present in person or by proxy to have a quorum to conduct business at the Meeting. Abstentions and broker non-votes, if any, will be deemed present for quorum purposes.

Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

The Fund knows of no business other than that mentioned in Proposals 1(a) and (b) of the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, proxies (including abstentions and broker non-votes, if any) would be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of Shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

BACKGROUND AND THE TRANSACTION

On October 19, 2009, Morgan Stanley entered into a definitive agreement (the “Transaction Agreement”) to sell substantially all of its retail asset management business, including Van Kampen Investments, Inc. (“Van Kampen Investments”), to Invesco Ltd., a leading independent global investment management company (the “Transaction”). Under the terms of the Transaction Agreement, Invesco Ltd. will receive a diversified business with approximately $119 billion is assets under management across equity, fixed income, alternatives and unit investment trusts and Morgan Stanley will receive cash and a minority interest in Invesco Ltd. valued at $1.5 billion in the aggregate. As a result of the Transaction, the asset management business of Van Kampen Investments will be combined with that of Invesco Advisers, Inc. (“Invesco”), a subsidiary of Invesco Ltd., and, as described in Proposals 1(a) and (b) below, it is proposed that Invesco become investment adviser to the Fund.

The closing of the Transaction (currently expected to be in mid-2010) will constitute an “assignment” of the current investment advisory agreement for the Fund and, therefore, pursuant to the 1940 Act, will result in the automatic termination of the Fund’s current investment advisory agreement. The 1940 Act requires that Shareholders of the Fund approve the new investment advisory agreements described below. As discussed in more detail under Proposals 1(a) and (b) below, the Fund’s Board of

Managing General Partners and management are recommending Shareholders approve a new investment advisory arrangement between the Fund and Invesco, which arrangement includes (a) a new investment advisory agreement with Invesco, which agreement allows Invesco to enter into subadvisory agreements and delegate any and all of its rights, duties or obligations to one or more wholly owned affiliates of Invesco Ltd. as subadvisers (“Invesco Sub-Advisers”), listed in Annex A, and (b) a master subadvisory agreement (the “Master Sub-Advisory Agreement”) between Invesco and the Invesco Sub-Advisers. The new investment advisory agreement and the Master Sub-Advisory Agreement are referred to herein collectively as the “New Advisory Agreements”. If Shareholders of the Fund do not approve the investment advisory agreement with Invesco and/or Shareholders do not approve the Master Sub-Advisory Agreement for the Fund, the Board of Managing General Partners will consider other alternatives for the Fund. If Shareholders of the Fund approve only the investment advisory agreement with Invesco or only the Master Sub-Advisory Agreement for the Fund, notwithstanding such approval, the approved agreement might not be implemented and the Board of Managing General Partners will consider other alternatives for the Fund.

The Transaction, which has been approved by the boards of directors of Invesco and Morgan Stanley, is subject to customary regulatory, client and fund shareholder approvals. Prior to the closing of the Transaction, the shareholders of Van Kampen funds included in the Transaction (including the Fund and other funds advised by the Adviser) and certain Morgan Stanley funds must approve certain proposals required for such Funds’ participation in the Transaction. One condition to the closing of the Transaction is that clients and/or fund shareholders representing a certain percentage of the total assets transferred to Invesco approve the proposals related to the investment advisory arrangements between such investors’ funds and Invesco. Closing of the Transaction and Shareholder approval are conditions precedent to the effectiveness of the New Advisory Agreements as described herein.

Van Kampen Investments

The current investment adviser for the Fund is Van Kampen Asset Management (the “Adviser”). The Adviser is a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $99 billion under management or supervision as of December 31, 2009. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The principal business address of the Adviser and Van Kampen Investments is 522 Fifth Avenue, New York, New York 10036.

Other Service Providers

The Fund has entered into an accounting services agreement with the Adviser and the Fund has entered into an employment agreement with John Sullivan and Morgan Stanley pursuant to which Mr. Sullivan, an employee of Morgan Stanley, serves as Chief Compliance Officer of the Fund and other Van Kampen funds. The principal business address of Mr. Sullivan is 1 Parkview Plaza — Suite 100, Oakbrook Terrace, IL 60181. The principal business address of Morgan Stanley is 1585 Broadway, New York, New York 10036. The Fund has entered into a transfer agency and services agreement with Van Kampen Investor Services Inc. (“Investor Services”) pursuant to which Investor Services provides transfer agency and dividend disbursing services for the Fund. The principal business address for Investor Services is 2800 Post Oak Boulevard, Houston, TX 77056.

Upon close of the Transaction, it is expected that Invesco and its affiliates will provide similar services to the Fund as those that are currently provided by Van Kampen Investments and its affiliates, as described above.

Invesco and its Affiliates

Invesco Ltd. is a leading independent global investment management company that provides a comprehensive array of investment products and services for retail, institutional and high-net-worth clients around the world. Operating in 20 countries, Invesco Ltd. had $423.1 billion in assets under management as of December 31, 2009. Invesco Ltd. is located at Two Peachtree Pointe, 1555 Peachtree Street N.E., Atlanta, GA 30309.

Invesco is a wholly owned subsidiary of Invesco Ltd. and serves as the investment adviser for the Aim Family of Funds (“Aim Funds”). Invesco had $218 billion in assets under management as of December 31, 2009. Invesco manages the investment operations and performs, or arranges for the performance of, the Aim Funds’ day-to-day management. Invesco is located at Two Peachtree Pointe, 1555 Peachtree Street N.E., Atlanta, GA 30309. Invesco has acted as an investment adviser since its organization in 1976. Today, Invesco, together with its subsidiaries, advises or manages over 225 investment portfolios, encompassing a broad range of investment objectives.

Board Considerations

At several in-person and telephonic meetings held in August, September, October, November and December 2009, the Board discussed and ultimately approved the New Advisory Agreements.

At these meetings, the Board considered information provided by Morgan Stanley, Van Kampen Investments and Invesco regarding, among other things: Invesco’s organization and personnel; business strategy; ownership structure; financial strength; affiliations (including other asset management affiliations); asset management practices and capabilities; legal and regulatory matters; and compliance matters. Emphasis during these meetings focused on Invesco being a global investment management leader with momentum in the U.S. retail market, and that the combination of Invesco and Morgan Stanley’s retail asset management business, including Van Kampen Investments, can bring additional value to the Fund’s Shareholders. The parties discussed Invesco’s independence as a publicly traded entity, its strategic focus solely on the investment management business (including Invesco’s investment reputation, broad product line, service quality, industry relationships and objective of putting investors’ interests first) and its significant depth in resources, diversification, performance and experience. The parties discussed how the current Invesco and Van Kampen Investments businesses compare and complement each other and the synergies of the combined organization which management believes will benefit the Fund’s Shareholders. The parties discussed aligning the Fund and other funds currently advised by the Adviser together with other funds and products currently advised by Invesco and its affiliates towards using a single, common operating platform (which includes, among other things, common investment operating platforms, common global performance measurement and risk analysis, and common compliance policies and procedures). Thus, in addition to the New Advisory Agreements discussed in Proposals 1(a) and (b) below, it is also expected that Invesco and its affiliates will provide the Fund with administrative and client servicing services that are currently provided by Van Kampen Investment and its affiliates. The parties discussed these other services, and efforts to capitalize on synergy opportunities from combined scale for the benefit of Shareholders, leveraging operating best practices across the organization and the commitment to quality services.

The parties discussed the challenges of getting the funds on a common operating platform, with particular emphasis on ensuring portfolio management operations properly migrate to Invesco as part of the Transaction, to ensure uninterrupted services for shareholders and the opportunity for the Fund to recognize savings from economies of scale when such savings occur. While not relevant for the Fund in this Proxy Statement, the parties discussed at length the transition to new portfolio management teams employed by Invesco for those funds where the existing portfolio managers employed by Morgan Stanley and its affiliates were not part of the Transaction and thus were not migrating to Invesco, emphasizing the respective Invesco teams’ background, experience, performance record on similar products, their buy/sell strategy and their ability to manage such funds consistent with each fund’s current investment objectives and policies.

The Board discussed with Morgan Stanley, Van Kampen Investments and Invesco the Transaction and its foreseeable short- and long-term effects on the Fund and Shareholders. The members of the Board who are not “interested persons” of the Fund, as the term is defined in the 1940 Act, conferred separately with their counsel and a consultant (each engaged specifically in connection with their review of the Transaction) about the Transaction on several occasions during the meetings conducted from August through December, 2009.

In connection with the Board’s review of the Transaction, Morgan Stanley, Van Kampen Investments and Invesco advised the Board about a variety of matters, including, but not limited to:

(1) the reputation, financial strength and resources of Invesco Ltd., one of the world’s leading independent global investment management firms;

(2) there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and Shareholders as a result of the Transaction;

(3) the unchanged investment objectives, principal investment strategies and risks of the Fund after the Transaction and expectations that the same portfolio managers currently managing the Fund will continue managing the Fund after the Transaction;

(4) the transition from current service providers to post-Transaction service providers will not have any foreseeable short-term or long-term adverse effect on Shareholders;

(5) Invesco will provide a two-year contractual guaranty that will limit the total expense ratio of the Fund to the Fund’s total expense ratio prior to the Transaction (in determining the obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account: (i) interest, (ii) taxes, (iii) dividend expense on short sales, (iv) extraordinary or non-routine items and (v) expenses that the Fund has incurred but did not actually pay because of an offset arrangement);

(6) Morgan Stanley and Invesco will pay all expenses of the Fund in connection with the Transaction;

(7) the members of the current Board will continue to oversee the Fund after the Transaction (it is anticipated that the Fund’s Board of Managing General Partners will expand to add one additional Managing General Partner representing Invesco senior management);

(8) Invesco Ltd.’s current operations and business strategy are consistent with, and complementary to, the successful operation of its subsidiary, Invesco;

(9) Invesco Ltd. and Invesco have no affiliations that would adversely affect the Fund or Shareholders;

(10) Shareholders will face no adverse tax consequences as a result of the Transaction; and

(11) Invesco and Morgan Stanley have agreed to conduct, and use reasonable best efforts to cause their affiliates to conduct their respective businesses in compliance with Section 15(f) of the 1940 Act.

In its deliberations, the Board considered all information it received, as described above, as well as advice and analysis from its counsel and consultant. The Board considered the Transaction as a whole and the impact of the Transaction on the Fund and its Shareholders. The Board’s further considerations relating specifically to its approval of the New Advisory Agreements are discussed below in the section entitled “Proposal 1(a): Approval of Investment Advisory Agreement and Proposal 1(b): Approval of Master Sub-Advisory Agreement.”

PROPOSAL 1(a): APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND
PROPOSAL 1(b): APPROVAL OF MASTER SUB-ADVISORY AGREEMENT

In this Proposal 1, the Fund’s Board of Managing General Partners and management are recommending Shareholders approve a new investment advisory arrangement between the Fund and Invesco, which arrangement includes (a) a new investment advisory agreement with Invesco, which agreement allows Invesco to enter into subadvisory agreements and delegate any and all of its rights, duties or obligations to one or more wholly owned affiliates of Invesco Ltd. as subadvisers (“Invesco Sub-Advisers”), listed in Annex A, and (b) a master subadvisory agreement (the “Master Sub-Advisory Agreement”) between Invesco and the Invesco Sub-Advisers. The new investment advisory agreement and the Master Sub-Advisory Agreement are referred to herein collectively as the “New Advisory Agreements.” A majority of the Fund’s Managing General Partners who are not parties to the New Advisory Agreements or interested persons of any such party (the “Independent Managing General Partners”) have approved the forms of the New Advisory Agreements between the Fund and Invesco and have approved submitting such New Advisory Agreements to Shareholders for approval. To become effective, the holders of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of the Fund must approve Proposal 1(a) and Proposal 1(b).

The remainder of this section includes more detail on the current investment advisory agreement, the New Advisory Agreements, the potential need for an interim investment advisory agreement, information on Section 15(f) of the 1940 Act and its implications on the Transaction and the New Advisory Agreements, additional information on Board considerations specific to the New Advisory Agreements, and concludes with the Board’s recommendation.

Current Investment Advisory Agreement

The Adviser serves as investment adviser to the Fund pursuant to the current investment advisory agreement. The current investment advisory agreement is dated October 31, 1996. Such agreement was approved by the Shareholders on October 31, 1996 and was most recently approved for continuation by the Board on May 20, 2009.

Terms of the Current Investment Advisory Agreement

Duties of Adviser. Under the current investment advisory agreement, the Adviser manages the investment and reinvestment of assets for the Fund in accordance with the Fund’s investment objectives, policies and investment restrictions, subject to the review and supervision of the Board.

Non-Exclusive Agreement. Under the current investment advisory agreement, the Adviser is free to render similar services to other entities so long as its services under the current investment advisory agreement are not impaired as a result.

Fees. The Adviser is paid a monthly fee computed at the annual rate of 0.30% of the Fund’s average net assets. The Fund paid advisory fees equal to $167,865 to the Adviser during the Fund’s fiscal year ended December 31, 2009.

Liability. In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of obligations or duties under the current investment advisory agreement, the Adviser shall not be liable to the Fund or Shareholders for any act or omission in connection with rendering services under the current investment advisory agreement.

Expenses. Under the current investment advisory agreement, the Fund will assume and pay the expenses for services rendered by the custodian for the safekeeping of the Fund’s assets. The Fund also pays for the expenses of independent accountants, legal counsel, transfer and disbursing agents, and other expenses.

Termination. The current investment advisory agreement terminates automatically in the event of assignment or at any time by the Fund or the Adviser on not more than 60 days’ nor less than 30 days’ written notice.

New Advisory Agreements

It is proposed that the Fund will enter into the New Advisory Agreements, to become effective upon the later of (i) the date Shareholders approve the Fund’s New Advisory Agreements or (ii) the consummation of the Transaction. Under Section 15(a) of the 1940 Act, the New Advisory Agreements require the approval of (i) the Board, including a majority of the Independent Managing General Partners, and (ii) the Shareholders of the Fund.

Based on the considerations described above in “Background and the Transaction” and those described below under “Board Considerations,” the Board, including the Independent Managing General Partners, unanimously approved the New Advisory Agreements.

Except as described below, there are no material differences between the terms of the New Advisory Agreements and the terms of the current investment advisory agreement. Forms of the new investment advisory agreement and Master Sub-Advisory Agreement are attached hereto as Annex B and Annex C, respectively, and the description of the New Advisory Agreements is qualified in its entirety by the reference to Annex B and Annex C hereto. The New Advisory Agreements differ from the current investment advisory agreements as follows:

Delegation to subadvisers

The new investment advisory agreement with Invesco provides that Invesco may delegate any and all of its rights, duties or obligations to one or more wholly owned affiliates of Invesco Ltd. as subadvisers (“Invesco Sub-Advisers”), listed in Annex A, pursuant to a master subadvisory agreement (the “Master Sub-Advisory Agreement”). A form of the Master Sub-Advisory Agreement is attached hereto as Annex C.

The Invesco Sub-Advisers, which have offices and personnel that are located in financial centers around the world, have been formed in part for the purpose of researching and compiling information and making recommendations (i) on the markets and economies of various countries and securities of companies located in such countries and/or (ii) on various types of investments and investment techniques, and providing investment advisory services.

The Master Sub-Advisory Agreement will benefit the Fund and its Shareholders by permitting Invesco to utilize the additional resources and talent of the Invesco Sub-Advisers in managing the Fund. The Master Sub-Advisory Agreement will allow Invesco and the Fund to receive investment advice and research services from the Invesco Sub-Advisers and would also permit Invesco to grant one or more of the Invesco Sub-Advisers investment management authority for all or a portion of the Fund’s assets if Invesco believes doing so would benefit the Fund and its shareholders. The sub-advisory fees payable under the Master Sub-Advisory Agreement will have no direct effect on the Fund or its Shareholders, as they are paid by Invesco to the Invesco Sub-Advisers.

The Master Sub-Advisory Agreement will provide Invesco with increased flexibility in assigning portfolio managers to the Fund and will give the Fund access to portfolio managers and investment personnel located in other offices, including those outside the United States, who may have more specialized expertise on local companies, markets and economies or on various types of investments and investment techniques. Additionally, the Fund and its Shareholders may benefit from giving the Invesco Sub-Advisers the ability to execute portfolio transactions for the Fund from offices located outside the United States. This ability should enable the Fund to participate more fully in trading sessions of foreign exchanges and to react more quickly to changing market conditions around the world.

Terms of the Master Sub-Advisory Agreement

Duties of the Invesco Sub-Advisers.  The Master Sub-Advisory Agreement provides that Invesco may, in its discretion, appoint one or more of the Invesco Sub-Advisers to provide: (i) investment advice to the Fund for all or a portion of its investments; (ii) placement orders for the purchase and sale of portfolio securities or other investments for the Fund; or (iii) discretionary investment management of all or a portion of the investments of the Fund.

Compensation.  The Master Sub-Advisory Agreement for the Fund provides that, to the extent an Invesco Sub-Adviser manages a portion of the Fund’s investments, the fee that Invesco will pay such Invesco Sub-Adviser, computed daily and paid monthly, will equal (i) 40% of the monthly compensation that Invesco receives from the Fund pursuant to its advisory agreement with the Fund, multiplied by (ii) a fraction equal to the net assets of the Fund as to which the Invesco Sub-Adviser shall have provided discretionary investment management services for that month divided by the net assets of the Fund for that month, in each case reduced to reflect contractual or voluntary fee waivers or expense limitations by Invesco, if any. The Master Sub-Advisory Agreement further provides that an Invesco Sub-Adviser will only be compensated for providing discretionary investment management services and not for merely providing investment advice or trading services.

Liability.  The Master Sub-Advisory Agreement for the Fund provides that the Invesco Sub-Advisers will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Master Sub-Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of an Invesco Sub-Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

Term and Termination.  Assuming approval by the Fund’s Shareholders, the Master Sub-Advisory Agreement for the Fund shall continue for an initial term of two years from the effective date of the Master Sub-Advisory Agreement, and shall continue thereafter if approved annually (i) by the Board or the holders of a majority of the outstanding voting securities of the Fund and (ii) by a majority of the Managing General Partners who are not “interested persons” of any party to the Master Sub-Advisory Agreement. The Master Sub-Advisory Agreement may be terminated with respect to an Invesco Sub-Adviser by the Board, a majority of the outstanding voting securities of the Fund, or any party on sixty days’ written notice. Should the Master Sub-Advisory Agreement be terminated for an Invesco Sub-Adviser, Invesco will assume the duties and responsibilities of the Invesco Sub-Adviser unless and until Invesco appoints another Invesco Sub-Adviser to perform such duties and responsibilities. In addition, the Master Sub-Advisory Agreement will terminate automatically if assigned, as defined in the 1940 Act.

Securities lending

The New Advisory Agreements stipulate that Invesco will provide certain services to the Fund in connection with any securities lending practices the Fund may adopt. The Fund does not currently have any intention to engage in securities lending.

Liability

The New Advisory Agreements provide that in absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of Invesco or any of its officers, directors or employees, Invesco shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

Term

The New Advisory Agreements will terminate two years after their initial approval and will be subject to Board approval every year thereafter.

Interim Advisory Agreement

In the event the closing of the Transaction precedes obtaining Shareholder approval of the New Advisory Agreements, it is anticipated the Fund would follow Rule 15a-4 under the 1940 Act which permits the Fund’s Board (including a majority of the Independent Managing General Partners) to approve and enter into an interim advisory agreement (“Interim Advisory Agreement”) pursuant to which an interim adviser may serve as investment adviser to the Fund for up to 150 days following the termination of the current advisory agreement.

In approving an Interim Advisory Agreement, the Board, including a majority of the Independent Managing General Partners, would need to determine that (A) the scope and quality of services to be provided to the Fund under the Interim Advisory Agreement would be at least equivalent to the scope and quality of services provided under the current advisory agreement; (B) the compensation to be received by the interim adviser under the Interim Advisory Agreement is no greater than the compensation the Adviser would have received under the current advisory agreement; and (C) the Interim Advisory Agreement has the same terms and conditions as the current advisory agreement except differences in the terms and conditions the Board, including a majority of Independent Managing General Partners, finds to be immaterial; provided, however, such Interim Advisory Agreement must change the effective date, termination date and compensation arrangements such that:

(i) the Interim Advisory Agreement terminates upon the earlier of the 150th day following the closing of the Transaction or the effectiveness of the New Advisory Agreements;

(ii) the Board or a majority of the Fund’s outstanding voting securities may terminate the Interim Advisory Agreement at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice to the interim adviser;

(iii) the compensation earned by the interim adviser under the Interim Advisory Agreement will be held in an interest-bearing escrow account with a Fund’s custodian or a bank;

(iv) if a majority of the Fund’s outstanding voting securities approve such Fund’s New Advisory Agreements by the end of the 150-day period, the amount in the escrow account (including interest earned) will be paid to the interim adviser; and

(v) if a majority of the Fund’s outstanding voting securities do not approve the Fund’s New Advisory Agreements, the interim adviser will be paid, out of the escrow account, the lesser of (a) any costs incurred in performing the Interim Advisory Agreement (plus interest earned on that amount while in escrow), or (b) the total amount in the escrow account (plus interest earned).

The Board has not yet approved an Interim Advisory Agreement for the Fund and there can be no guarantee it would do so. In the event that the New Advisory Agreements are not approved, the Board will take such action as it believes to be in the best interest of the Fund and its Shareholders.

Section 15(f) of the 1940 Act

As described above, the closing of the Transaction will constitute a change of control and thus an “assignment” of the current investment advisory agreement for the Fund and will result in the automatic termination of the Fund’s current investment advisory agreement. Section 15(f) of the 1940 Act is a safe harbor that provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are met. The first condition specifies that no “unfair burden” may be imposed on the investment company as a result of a transaction relating to the change in control, or any express or implied terms, conditions or understandings. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). The second condition specifies that, during the three-year period immediately following consummation of the change of control transaction, at least 75% of the investment company’s board of directors or trustees must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. If either condition is not met, the safe harbor is not available.

Consistent with the first condition of Section 15(f), Morgan Stanley and Invesco have agreed to refrain from imposing or seeking to impose, for a period of two years after the closing of the Transaction, any “unfair burden” on the Fund. With respect to the second condition of Section 15(f), the Board currently satisfies such 75% requirement; and Invesco has agreed with Morgan Stanley to use their reasonable best efforts to ensure continued satisfaction of the 75% requirement for the three-year period following the closing of the Transaction.

Board Considerations

In connection with the Board’s consideration of the New Advisory Agreements, the Managing General Partners considered the factors discussed above in “Background and the Transaction” as well as the following:

Nature, Extent and Quality of the Services to be Provided. The Board considered the roles and responsibilities of the investment adviser (and its affiliates) as a whole and those specific to portfolio management, support and trading functions anticipated to be servicing the Fund. The Board noted that the current portfolio management team for the Fund is expected to remain the same under the New Advisory Agreements. The Managing General Partners discussed with Invesco the resources available in managing the Fund. The Managing General Partners also discussed certain other services which are to be provided by Invesco or its affiliates to the Fund including subadvisory services, certain global performance measurement and risk analysis, compliance, accounting, and administrative services. The Board has determined that the nature, extent and quality of the services to be provided by Invesco (and its affiliates) support its decision to approve the New Advisory Agreements.

Projected Fees and Expenses of the Fund. The Board considered that the investment advisory fee rate for the Fund would remain the same under the New Advisory Agreements as they are under the current investment advisory agreement. The Board had previously determined that such fees were acceptable under the current investment advisory agreement. The Board has determined that the projected fees and expenses of the Fund support its decision to approve the New Advisory Agreements.

Investment Adviser’s Expenses in Providing the Service and Profitability. At least annually, the Managing General Partners expect to review Invesco’s expenses in providing services to the Fund and other funds advised by Invesco and the profitability of Invesco. In connection with the Fund, the Managing General Partners discussed with Invesco its projected revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, and other costs. The Board has determined that the analysis of Invesco’s projected expenses and profitability support its decision to approve the New Advisory Agreements.

Economies of Scale. The Board noted that economies of scale were already reflected in the advisory fees. In future determinations of whether to approve the continuation of advisory agreements, the Board will consider whether economies of scale exist and should be passed along to Shareholders.

Other Benefits of the Relationship. The Board considered other benefits to Invesco and its affiliates derived from its relationship with the Fund and other funds advised by Invesco. These benefits include, among other things, fees for administrative services

(which is reimbursement of Invesco’s cost or such reasonable compensation as may be approved by the Board), transfer agency services provided to the funds, in certain cases research to be received by Invesco or its affiliates generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to sales of other funds in the fund family. The Board of Managing General Partners reviewed with Invesco each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by Invesco or its affiliates support its decision to approve the New Advisory Agreements.

The Board unanimously recommends a vote “FOR” the approval of the new investment advisory agreement with Invesco Advisers, Inc., and “FOR” the approval of a new master subadvisory agreement between Invesco Advisers, Inc. and its affiliates.

OTHER INFORMATION

Senior Personnel of the Adviser and Invesco

Annex D attached hereto provides additional information on the principal executive officer, directors and/or general partners of the Adviser, Invesco and Invesco Sub-Advisers.

Senior Personnel of the Funds

Annex E attached hereto provides additional information on each officer of the Fund who is an officer, employee, director or shareholder of the Adviser.

Other Fees to the Adviser or its Affiliates

The Fund paid $27,926 to the Adviser or its affiliates during the most recent fiscal year for services provided to the Fund (other than under the advisory contract or for brokerage commissions). Upon the close of the Transaction, it is expected that Invesco and its affiliates will provide similar services to the Fund as those that are currently provided by the Adviser and its affiliates.

Shareholder Information

As of February 11, 2010, no person was known by the Fund to own beneficially 5% or more of the Fund’s outstanding Shares except as follows:

Approximate Percentage
Ownership on
Name and Address of Holder	February 11, 2010

Comerica Bank Detroit & Edward Madrigan TR PO Box 75000 Mail Code 3446 Detroit, MI 48275	32%

Gordon E Moore & Betty Moore 100 Canada Rd. Woodside, CA 94062	8%

A Fletcher Sisk Jr. 3009 Larkspur Run Williamsburg, VA 23185	8%

Michael Lloyd Dow TR Estate Planning Trust 7232 Boyne City Rd Charlevoix, MI 48720	6%

As of December 31, 2009, to the knowledge of the Fund, the Managing General Partners and executive officers of the Fund individually and as a group owned less than 1% of the outstanding Shares of the Fund. Annex F shows the number of Shares of the Fund owned by the Managing General Partners as of December 31, 2009.

Expenses

The expenses of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement and all other costs, in connection with the solicitation of proxies will be borne by Invesco and Morgan Stanley. Although proxies are expected to be solicited principally by mail, in order to obtain the necessary quorum and vote at the Meeting, additional solicitation may be made by telephone, facsimile or personal interview by representatives of the Fund, the Adviser or Van Kampen Investments, by the transfer agents of the Fund and by dealers or their representatives. Invesco and Morgan Stanley have retained Computershare Fund Services, a professional proxy solicitation firm to assist in additional proxy solicitation. The cost of solicitation by Computershare Fund Services is estimated to be approximately $33,041. Invesco and Morgan Stanley will bear 100% of these costs.

Shareholder Proposals

To be considered for presentation at an annual shareholders’ meeting, rules promulgated by the SEC generally require that, among other things, a shareholder’s proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Shareholder proposals intended to be presented at the year 2010 annual meeting of shareholders for the Fund pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended (the “Exchange Act”), had to have been received by the Fund at the Fund’s principal executive offices by January 4, 2010. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund’s principal executive offices not later than March 31, 2010. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at the annual meeting should send such proposal to the Fund at the principal executive offices of the Fund at 522 Fifth Avenue, New York, New York 10036, Attn: Van Kampen Asset Management General Counsel’s Office.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be held on April 9, 2010

This Proxy Statement is available on the Internet at:

https://www.proxy-direct.com/van21073

General

Management of the Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of the Fund entitled to be present and vote at the Meeting will be available at the offices of the Fund, 522 Fifth Avenue, New York, New York 10036, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

Failure of a quorum to be present at the Meeting for the Fund may necessitate adjournment and may subject the Fund to additional expense.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card, for which no postage is required if mailed in the United States, or record your voting instructions by telephone or via the internet promptly.

Stefanie V. Chang Yu,
Vice President
February 26, 2010

ANNEX A

Invesco Sub-Advisers

The sub-advisors that are parties to the master subadvisory agreement are as follows:

Invesco Trimark Ltd. (“Invesco Trimark”) is a company incorporated in the province of Ontario and has its principal office at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7. Invesco Trimark has been an investment adviser since 1981.

INVESCO Asset Management Deutschland, GmbH (“INVESCO Deutschland”) is a German corporation with limited liability and has its principal office at An der Welle 5, 1st Floor, Frankfurt, Germany 60322. INVESCO Deutschland has been an investment adviser since 1998.

INVESCO Asset Management Ltd. (“IAML”) is a United Kingdom corporation and has its principal office at 30 Finsbury Square, London, EC2A 1AG, United Kingdom. IAML has been an investment adviser since 2001.

Invesco Asset Management (Japan) Limited (“Invesco Japan”) is a Japanese corporation and has its principal office at 25(th) Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan. Invesco Japan has been an investment adviser since 1996.

Invesco Australia Limited (“Invesco Australia”) is an Australian public limited company and has its principal office at 333 Collins Street, Level 26, Melbourne Victoria 3000, Australia. Invesco Australia has been an investment adviser since 1983.

Invesco Hong Kong Limited (“Invesco Hong Kong”) is a Hong Kong corporation and has its principal office at 32(nd) Floor, Three Pacific Place, 1 Queen’s Road East, Hong Kong. Invesco Hong Kong has been an investment adviser since 1994.

Invesco Senior Secured Management, Inc. (“ISSM”) is a company incorporated in the state of Delaware and has its principal office at 1166 Avenue of the Americas, 27th Floor, New York, New York 10036. ISSM has been as an investment adviser since 1992.

A-1

ANNEX B

MASTER INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT is made this  day of          , 2010, by and between Van Kampen Exchange Fund, a California limited partnership (the “Fund”), and Invesco Advisers, Inc., a Delaware corporation (the “Advisor”).

RECITALS

WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company;

WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as an investment advisor and engages in the business of acting as an investment advisor;

WHEREAS, the Fund and the Advisor desire to enter into an agreement to provide for investment advisory services to the Fund upon the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.  Advisory Services.  The Advisor shall act as investment advisor for the Fund and shall, in such capacity, supervise all aspects of the Fund’s operations, including the investment and reinvestment of cash, securities or other properties comprising the Fund’s assets, subject at all times to the policies and control of the Board of Managing General Partners. The Advisor shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

2.  Investment Analysis and Implementation.  In carrying out its obligations under Section 1 hereof, the Advisor shall:

(a) supervise all aspects of the operations of the Fund;

(b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the assets of the Fund or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Fund’s assets;

(c) determine which issuers and securities shall be represented in the Fund’s investment portfolios and regularly report thereon to the Board of Managing General Partners;

(d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Managing General Partners; and

(e) take, on behalf of the Fund, all actions which appear to the Fund necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Fund.

3.  Securities Lending Duties and Fees.  The Advisor agrees to provide the following services in connection with the securities lending activities of the Fund: (a) oversee participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assist the securities lending agent or principal (the “Agent”) in determining which specific securities are available for loan; (c) monitor the Agent to ensure that securities loans are effected in accordance with the Advisor’s instructions and with procedures adopted by the Board of Managing General Partners; (d) prepare appropriate periodic reports for, and seek appropriate approvals from, the Board of Managing General Partners with respect to securities lending activities; (e) respond to Agent inquiries; and (f) perform such other duties as necessary.

As compensation for such services provided by the Advisor in connection with securities lending activities, the Fund shall pay the Advisor a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities.

4.  Delegation of Responsibilities.  The Advisor is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisors, and may enter into agreements with sub-advisors, and may replace any such sub-advisors from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission (“SEC”), and if applicable, exemptive orders or similar relief granted by the SEC and upon receipt of approval of such sub-advisors by the Board of Managing General Partners and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

5.  Independent Contractors.  The Advisor and any sub-advisors shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed to be an agent of the Fund.

6.  Control by Board of Managing General Partners.  Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Fund, shall at all times be subject to any directives of the Board of Managing General Partners.

7.  Compliance with Applicable Requirements.  In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

(a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

(b) the provisions of the registration statement of the Fund, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

(c) the provisions of the Certificate and Agreement of Limited Partnership, as the same may be amended from time to time;

(d) the provisions of the by-laws of the Fund, as the same may be amended from time to time; and

(e) any other applicable provisions of state, federal or foreign law.

8.  Broker-Dealer Relationships.  The Advisor is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of brokerage commission rates.

(a) The Advisor’s primary consideration in effecting a security transaction will be to obtain the best execution.

(b) In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered.

(c) Subject to such policies as the Board of Managing General Partners may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities with respect to the Fund, and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers and dealers who also provide research or statistical material, or other services to the Fund, to the Advisor, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Managing General Partners indicating the brokers to whom such allocations have been made and the basis therefor.

(d) With respect to the Fund, to the extent the Advisor does not delegate trading responsibility to one or more sub-advisors, in making decisions regarding broker-dealer relationships, the Advisor may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Fund, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

(e) Subject to the other provisions of this Section 8, the 1940 Act, the Securities Exchange Act of 1934, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, any exemptive orders issued by the SEC, and any other applicable provisions of law, the Advisor may select brokers or dealers with which it or the Fund are affiliated.

9.  Compensation.  The compensation that the Fund shall pay the Advisor is set forth in Appendix A attached hereto.

10.  Expenses of the Fund.  All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically provided otherwise in this Agreement. These expenses borne by the Fund include but are not limited to brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund’s shareholders.

11.  Services to Other Companies or Accounts.  The Fund understands that the Advisor now acts, will continue to act and may act in the future as investment manager or advisor to fiduciary and other managed accounts, and as investment manager or advisor to other investment companies, including any offshore entities, or accounts, and the Fund has no objection to the Advisor so acting, provided that whenever the Fund and one or more other investment companies or accounts managed or advised by the Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Fund recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Fund.

12.  Non-Exclusivity.  The Fund understands that the persons employed by the Advisor to assist in the performance of the Advisor’s duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Fund further understands and agrees that officers or directors of the Advisor may serve as officers or partners of the Fund, and that officers or partners of the Fund may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

13.  Effective Date, Term and Approval.  This Agreement shall become effective with respect to the Fund, if approved by the shareholders of the Fund, on the date indicated above. If so approved, this Agreement shall thereafter continue in force and effect until two years after the date indicated above, and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

(a) (i) by the Board of Managing General Partners or (ii) by the vote of “a majority of the outstanding voting securities” of the Fund (as defined in Section 2(a)(42) of the 1940 Act); and

(b) by the affirmative vote of a majority of the Managing General Partners who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this Agreement (other than as Managing General Partners of the Fund), by votes cast in person at a meeting specifically called for such purpose.

14.  Termination.  This Agreement may be terminated as to the Fund at any time, without the payment of any penalty, by vote of the Board of Managing General Partners or by vote of a majority of the outstanding voting securities of the Fund, or by the Advisor, on sixty (60) days’ written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.

15.  Amendment.  No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

16.  Liability of Advisor and Fund.  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, directors or employees, the Advisor shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

17.  Liability of Shareholders.  Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Fund individually but are binding only upon the assets and property of the Fund and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

18.  Notices.  Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund and that of the Advisor shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

19.  Questions of Interpretation.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.

20.  License Agreement.  The Fund shall have the non-exclusive right to use the name “Invesco” to designate any current or future series of shares only so long as Invesco Advisers, Inc. serves as investment manager or advisor to the Fund with respect to such series of shares.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

Van Kampen Exchange Fund

Attest:
By:
Assistant Secretary	President
(SEAL)

Invesco Advisers, Inc.

Attest:
By:
Assistant Secretary	President
(SEAL)

APPENDIX A

COMPENSATION TO THE ADVISOR

The Fund shall pay the Advisor, out of its assets, as full compensation for all services rendered, an advisory fee for the Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily managed assets of the Fund for the calendar year.

ANNEX C

MASTER INTERGROUP SUB-ADVISORY CONTRACT

This contract is made as of          ,2010 by and among Invesco Advisors, Inc. (the “Adviser”) and each of Invesco Trimark Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc. (each a “Sub-Adviser” and, collectively, the “Sub-Advisers”).

WHEREAS:

A) The Adviser has entered into an investment advisory agreement with Van Kampen Exchange Fund (the “Fund”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

B) The Adviser is authorized to delegate certain, any or all of its rights, duties and obligations under investment advisory agreements to sub-advisers, including sub-advisers that are affiliated with the Adviser;

C) Each Sub-Adviser represents that it is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”) as an investment adviser, or will be so registered prior to providing any services to the Fund under this Contract, and engages in the business of acting as an investment adviser; and

D) The Sub-Advisers and their affiliates have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations on the economies of various countries and securities of issuers located in such countries or on various types of investments and investment techniques, and providing investment advisory services in connection therewith.

NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.  Appointment.  The Adviser hereby appoints each Sub-Adviser as a sub-adviser of the Fund for the period and on the terms set forth herein. Each Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.  Duties as Sub-Adviser.  Subject to paragraph 7 below, the Adviser may, in its discretion, appoint each Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Fund. The services and the portion of the investments of the Fund to be advised or managed by each Sub-Adviser shall be as agreed upon from time to time by the Adviser and the Sub-Advisers. Each Sub-Adviser shall pay the salaries and fees of all personnel of such Sub-Adviser performing services for the Fund related to research, statistical and investment activities.

(a) Investment Advice.  If and to the extent requested by the Adviser, each Sub-Adviser shall provide investment advice to the Fund and the Adviser with respect to all or a portion of the investments of the Fund or with respect to various investment techniques, and in connection with such advice shall furnish the Fund and the Adviser with such factual information, research reports and investment recommendations as the Adviser may reasonably require.

(b) Order Execution.  If and to the extent requested by the Adviser, each Sub-Adviser shall place orders for the purchase and sale of portfolio securities or other investments for the Fund. In so doing, each Sub-Adviser agrees that it shall comply with paragraph 3 below.

(c) Discretionary Investment Management.  If and to the extent requested by the Adviser, each Sub-Adviser shall, subject to the supervision of the Fund’s Board of Managing General Partners (the “Board”) and the Adviser, manage all or a portion of the investments of the Fund in accordance with the investment objectives, policies and limitations provided in the Fund’s Registration Statement and such other limitations as the Fund or the Adviser may impose with respect to the Fund by notice to the applicable Sub-Adviser(s) and otherwise in accordance with paragraph 5 below. With respect to the portion of the investments of the Fund under its management, each Sub-Adviser is authorized to: (i) make investment decisions on behalf of the Fund with regard to any stock, bond, other security or investment instrument, including but not limited to foreign currencies, futures, options and other derivatives, and with regard to borrowing money; (ii) place orders for the purchase and sale of securities or other investment instruments with such brokers and dealers as the Sub-Adviser may select; and (iii) upon the request of the Adviser, provide additional investment management services to the Fund, including but not limited to managing the Fund’s cash and cash equivalents and lending securities on behalf of the Fund. In selecting brokers or dealers to execute trades for the Fund, each Sub-Adviser will comply with its written policies and procedures regarding brokerage and trading, which policies and procedures shall have been approved by the Board. All discretionary investment management and any other activities of each Sub-Adviser shall at all times be subject to the control and direction of the Adviser and the Board.

3.  Broker-Dealer Relationships.  Each Sub-Adviser agrees that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation, each Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who sell shares of the Fund or provide the Fund, the Adviser’s other clients, or a

Sub-Adviser’s other clients with research, analysis, advice and similar services. Each Sub-Adviser may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to such Sub-Adviser determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser and such Sub-Adviser to the Fund and their other clients and that the total commissions or spreads paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to a Sub-Adviser, or any affiliated person thereof, except in accordance with the applicable securities laws and the rules and regulations thereunder and any exemptive orders currently in effect. Whenever a Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by such Sub-Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account.

4.  Books and Records.   Each Sub-Adviser will maintain all required books and records with respect to the securities transactions of the Fund, and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser reasonably may request. Each Sub-Adviser hereby agrees that all records which it maintains for the Adviser are the property of the Adviser, and agrees to preserve for the periods prescribed by applicable law any records which it maintains for the Adviser and which are required to be maintained, and further agrees to surrender promptly to the Adviser any records which it maintains for the Adviser upon request by the Adviser.

5.  Further Duties.

(a) In all matters relating to the performance of this Contract, each Sub-Adviser will act in conformity with the Certificate and Agreement of Limited Partnership, By-Laws and Registration Statement of the Fund and with the instructions and directions of the Adviser and the Board and will comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations.

(b) Each Sub-Adviser shall maintain compliance procedures for the Fund that it and the Adviser reasonably believe are adequate to ensure compliance with the federal securities laws (as defined in Rule 38a-1 of the 1940 Act) and the investment objective(s) and policies as stated in the Fund’s prospectus and statement of additional information. Each Sub-Adviser at its expense will provide the Adviser or the Fund’s Chief Compliance Officer with such compliance reports relating to its duties under this Contract as may be requested from time to time. Notwithstanding the foregoing, each Sub-Adviser will promptly report to the Adviser any material violations of the federal securities laws (as defined in Rule 38a-1 of the 1940 Act) that it is or should be aware of or of any material violation of the Sub-Adviser’s compliance policies and procedures that pertain to the Fund.

(c) Each Sub-Adviser at its expense will make available to the Board and the Adviser at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding the Fund and to consult with the Board and the Adviser regarding the Fund’s investment affairs, including economic, statistical and investment matters related to the Sub-Adviser’s duties hereunder, and will provide periodic reports to the Adviser relating to the investment strategies it employs. Each Sub-Adviser and its personnel shall also cooperate fully with counsel and auditors for, and the Chief Compliance Officer of, the Adviser and the Fund.

(d) Each Sub-Adviser will assist in the fair valuation of portfolio securities held by the Fund. The Sub-Adviser will use its reasonable efforts to provide, based upon its own expertise, and to arrange with parties independent of the Sub-Adviser such as broker-dealers for the provision of, valuation information or prices for securities for which prices are deemed by the Adviser or the Fund’s administrator not to be readily available in the ordinary course of business from an automated pricing service. In addition, each Sub-Adviser will assist the Fund and its agents in determining whether prices obtained for valuation purposes accurately reflect market price information relating to the assets of the Fund at such times as the Adviser shall reasonably request, including but not limited to, the hours after the close of a securities market and prior to the daily determination of the Fund’s net asset value per share.

(e) Each Sub-Adviser represents and warrants that it has adopted a code of ethics meeting the requirements of Rule 17j-1 under the 1940 Act and the requirements of Rule 204A-1 under the Advisers Act and has provided the Adviser and the Board a copy of such code of ethics, together with evidence of its adoption, and will promptly provide copies of any changes thereto, together with evidence of their adoption. Upon request of the Adviser, but in any event no less frequently than annually, each Sub-Adviser will supply the Adviser a written report that (A) describes any issues arising under the code of ethics or procedures since the Sub-Adviser’s last report, including but not limited to material violations of the code of ethics or procedures and sanctions imposed in response to the material violations; and (B) certifies that the procedures contained in the Sub-Adviser’s code of ethics are reasonably designed to prevent “access persons” from violating the code of ethics.

(f) Upon request of the Adviser, each Sub-Adviser will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. In addition, each Sub-Adviser and each officer and portfolio manager thereof designated by the Adviser will provide on a timely basis such certifications or sub-certifications as the Adviser may reasonably request in order to support and facilitate certifications required to be provided by the Fund’s Principal Executive Officer and Principal Financial Officer and will adopt such disclosure controls and procedures in support of the disclosure controls and procedures adopted by the Fund as the Adviser, on behalf of the Fund, deems are reasonably necessary.

(g) Unless otherwise directed by the Adviser or the Board, each Sub-Adviser will vote all proxies received in accordance with the Adviser’s proxy voting policy or, if the Sub-Adviser has a proxy voting policy approved by the Board, the Sub-Adviser’s proxy voting policy. Each Sub-Adviser shall maintain and shall forward to the Fund or its designated agent such proxy voting information as is necessary for the Fund to timely file proxy voting results in accordance with Rule 30b1-4 of the 1940 Act.

(h) Each Sub-Adviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the assets of the Fund and shall provide the Adviser with such information upon request of the Adviser.

6.  Services Not Exclusive.  The services furnished by each Sub-Adviser hereunder are not to be deemed exclusive and such Sub-Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of a Sub-Adviser, who may also be a Managing General Partner, officer or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

7.  Use of Subsidiaries and Affiliates.  Each Sub-Adviser may perform any or all of the services contemplated hereunder, including but not limited to providing investment advice to the Fund pursuant to paragraph 2(a) above and placing orders for the purchase and sale of portfolio securities or other investments for the Fund pursuant to paragraph 2(b) above, directly or through such of its subsidiaries or other affiliates, including each of the other Sub-Advisers, as such Sub-Adviser shall determine; provided, however, that performance of such services through such subsidiaries or other affiliates shall have been approved, when required by the 1940 Act, by (i) a vote of a majority of the independent Managing General Partners who are not parties to this Contract or “interested persons” (as defined in the 1940 Act) of a party to this Contract, other than as Board members (“Independent Managing General Partners”), cast in person at a meeting called for the purpose of voting on such approval, and/or (ii) a vote of a majority of that Fund’s outstanding voting securities.

8.  Compensation.

(a) The only fees payable to the Sub-Advisers under this Contract are for providing discretionary investment management services pursuant to paragraph 2(c) above. For such services, the Adviser will pay each Sub-Adviser a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that the Adviser receives from the Fund pursuant to its advisory agreement with the Fund, multiplied by (ii) the fraction equal to the net assets of the Fund as to which the Sub-Adviser shall have provided discretionary investment management services pursuant to paragraph 2(c) above for that month divided by the net assets of the Fund for that month. This fee shall be payable on or before the last business day of the next succeeding calendar month. This fee shall be reduced to reflect contractual or voluntary fee waivers or expense limitations by the Adviser, if any, in effect from time to time as set forth in paragraph 9 below. In no event shall the aggregate monthly fees paid to the Sub-Advisers under this Contract exceed 40% of the monthly compensation that the Adviser receives from the Fund pursuant to its advisory agreement with the Fund, as reduced to reflect contractual or voluntary fee waivers or expense limitations by the Adviser, if any.

(b) If this Contract becomes effective or terminates before the end of any month, the fees for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

(c) If a Sub-Adviser provides the services under paragraph 2(c) above to the Fund for a period that is less than a full month, the fees for such period shall be prorated according to the proportion which such period bears to the applicable full month.

9.  Fee Waivers and Expense Limitations.  If, for any fiscal year of the Fund, the amount of the advisory fee which the Fund would otherwise be obligated to pay to the Adviser is reduced because of contractual or voluntary fee waivers or expense limitations by the Adviser, the fee payable to each Sub-Adviser pursuant to paragraph 8 above shall be reduced proportionately; and to the extent that the Adviser reimburses the Fund as a result of such expense limitations, such Sub-Adviser shall reimburse the Adviser that proportion of such reimbursement payments which the fee payable to each Sub-Adviser pursuant to paragraph 8 above bears to the advisory fee under this Contract.

10.  Limitation of Liability of Sub-Adviser and Indemnification.  No Sub-Adviser shall be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by the Fund in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of such Sub-Adviser in the performance by such Sub-Adviser of its duties or from reckless disregard by such

Sub-Adviser of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of a Sub-Adviser, who may be or become a Managing General Partner, officer, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting with respect to any business of the Fund, to be rendering such service to or acting solely for the Fund and not as an officer, partner, employee, or agent or one under the control or direction of such Sub-Adviser even though paid by it.

11.  Duration and Termination.

(a) This Contract shall become effective with respect to each Sub-Adviser upon the later of the date hereabove written and the date that such Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, if a Sub-Adviser is not so registered as of the date hereabove written; provided, however, that this Contract shall not take effect with respect to the Fund unless it has first been approved (i) by a vote of a majority of the Independent Managing General Partners, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund’s outstanding voting securities, when required by the 1940 Act.

(b) Unless sooner terminated as provided herein, this Contract shall continue in force and effect until two years after its effective date determined in 11(a). Thereafter, if not terminated, with respect to each Fund, this Contract shall continue automatically for successive periods not to exceed twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Managing General Partners, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of that Fund.

(c) Notwithstanding the foregoing, with respect to the Fund or any Sub-Adviser(s), this Contract may be terminated at any time, without the payment of any penalty, (i) by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty days’ written notice to such Sub-Adviser(s); or (ii) by the Adviser on sixty days’ written notice to such Sub-Adviser(s); or (iii) by a Sub-Adviser on sixty days’ written notice to the Fund. Should this Contract be terminated with respect to a Sub-Adviser, the Adviser shall assume the duties and responsibilities of such Sub-Adviser unless and until the Adviser appoints another Sub-Adviser to perform such duties and responsibilities. Termination of this Contract with respect to one Sub-Adviser(s) shall not affect the continued effectiveness of this Contract with respect to any remaining Sub-Adviser(s). This Contract will automatically terminate in the event of its assignment.

12.  Amendment.  No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and, when required by the 1940 Act, no amendment of this Contract shall be effective until approved by vote of a majority of the Fund’s outstanding voting securities.

13.  Notices.  Any notices under this Contract shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund and the Adviser shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Until further notice to the other party, it is agreed that the address of each Sub-Adviser shall be set forth in Exhibit B attached hereto.

14.  Governing Law.  This Contract shall be construed in accordance with the laws of the State of Texas and the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

15.  Multiple Sub-Advisory Agreements.  This Contract has been signed by multiple parties; namely the Adviser, on one hand, and each Sub-Adviser, on the other. The parties have signed one document for administrative convenience to avoid a multiplicity of documents. It is understood and agreed that this document shall constitute a separate sub-advisory agreement between the Adviser and each Sub-Adviser with respect to the Fund, as if the Adviser and such Sub-Adviser had executed a separate sub-advisory agreement naming such Sub-Adviser as a sub-adviser to the Fund. With respect to any one Sub-Adviser, (i) references in this Contract to “a Sub-Adviser” or to “each Sub-Adviser” shall be deemed to refer only to such Sub-Adviser, and (ii) the term “this Contract” shall be construed according to the foregoing provisions.

16.  Miscellaneous.  The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Any question of interpretation of any term or provision of this Contract having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Contract is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO AIM ADVISORS, INC.

Advisor

By:
Name:
Title:

ANNEX D

The name, address and principal occupation of the principal executive officer, directors and/or general partners of the Adviser, Invesco and Invesco Sub-Advisers are set forth in the following tables.

The Adviser
Name and Address	Principal Occupation

Edward C. Wood 1 Parkview Plaza — Suite 100 Oakbrook Terrace, Illinois 60181	President and Principal Executive Officer of funds in the Van Kampen Fund Complex. Director, Chief Administrative Officer and Managing Director of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. Director and Managing Director of Van Kampen Investments Inc. Director, Chief Operating Officer and Managing Director of Van Kampen Funds Inc.
Jerry Miller 522 Fifth Avenue New York, New York 10036	Director and President of the Adviser, Van Kampen Advisors Inc. and Van Kampen Exchange Corp. Director, President, Chief Executive Officer and Managing Director of Van Kampen Investments Inc. and Van Kampen Funds Inc.

Invesco Advisers, Inc (formerly known as Invesco Institutional (N.A.), Inc.)
The business address for each of the following officers and directors is Two Peachtree Pointe, 1555 Peachtree Street NE, Atlanta, Georgia 30309.
Name	Principal Occupation

Gregory Mark Armour	Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director and President, INVESCO Asset Management (Bermuda) Ltd; Director and Chairman, Invesco Senior Secured Management, Inc.; Director, Invesco Mortgage Capital Inc., Invesco Private Capital, Inc. and INVESCO Private Capital Investments, Inc.; Chairman, INVESCO Realty, Inc.; and Senior Managing Director and Head of Worldwide Institutional, Invesco Ltd.
Philip A. Taylor	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim

Management Group, Inc. (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), IVZ Callco Inc. and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only).
Loren M. Starr	Director, Chief Executive Officer, President and Chief Financial Officer, Invesco Group Services, Inc. and IVZ, Inc.; Director, Invesco Advisers, Inc. and Invesco Holding Company Limited; Director, Chief Financial Officer and President, Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Senior Managing Director and Chief Financial Officer, Invesco Ltd. and Director and Chairman, Association for Financial Professionals.
Kevin M. Carome	Director and Executive Vice President, Invesco Group Services, Inc., IVZ, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Senior Managing Director, General Counsel and Secretary, Invesco Ltd.; Director and Secretary, Invesco Advisers, Inc.; Director, INVESCO Funds Group, Inc. and Invesco Holding Company Limited; and Vice President, The AIM Family of Funds®.

Invesco Trimark Ltd.
The business address for each of the following officers and directors is 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7.
Name	Principal Occupation

Philip A. Taylor	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), IVZ Callco Inc. and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only).
David Colvin Warren	Director, Chief Financial Officer and Executive Vice President, 1371 Preferred Inc., Invesco Trimark Ltd./Invesco Trimark Ltée, Invesco Trimark Dealer Inc./Coutage Invesco Trimark Inc., Invesco Inc., and IVZ Callco Inc.; Director, Invesco Canada Holdings Inc. and AIM GP Canada Inc.; and Senior Vice President, Invesco Aim Management Group, Inc. and Invesco Advisers, Inc.

Peter Intraligi	Director, Chief Operating Officer and Executive Vice President, 1371 Preferred Inc.; Director, Invesco Canada Holdings Inc.; Director, Chief Operating Officer and President, Invesco Trimark Ltd./Invesco Trimark Ltée; and Director and Chief Operating Officer, IVZ Callco Inc., Invesco Inc., and Invesco Trimark Dealer Inc./Coutage Invesco Trimark Inc.
Graham Stewart Anderson	Director and Chief Investment Officer, Invesco Trimark Ltd./Invesco Trimark Ltée.
Eric J. Adelson	Director, Secretary and Senior Vice President, 1371 Preferred Inc., Invesco Trimark Ltd./Invesco Trimark Ltée, AIM GP Canada Inc, IVZ Callco Inc. and Invesco Trimark Dealer Inc./Courtage Invesco Trimark Inc.

Invesco Asset Management Deutschland, GMBH
The business address for each of the following officers and directors is An der Welle 5, 1st Floor, Frankfurt, Germany 60322.
Name	Principal Occupation

Karl-George Bayer	Managing Director, Invesco Asset Management Deutschland GmbH.
Bernhard Lander	Director, Invesco UK Limited; Managing Director, Invesco Kapitalanlagegesellschaft mbH and Invesco Asset Management Deutschland, GmbH
Dr. Jens Langewand	Managing Director, Invesco Asset Management Deutschland GmbH
Alexander Heinrich Lehmann	Managing Director, Invesco Asset Management Deutschland GmbH and Supervisory Board, Invesco Asset Management (Schweiz) AG.
Christian Puschmann	Director, INVESCO Holding Germany Ltd & Co OHG and INVESCO Services Ltd OHG; Managing Director, INVESCO Kapitalanlagegesellschaft mbH; and Managing Director and General Manager, Invesco Asset Management Deutschland GmbH.

Invesco Asset Management Limited
The business address for each of the following officers and directors is 30 Finsbury Square, London, EC2A 1AG, United Kingdom.
Name	Principal Occupation

Roderick George Howard Ellis	Director, Atlantic Wealth Management Limited, C M Investment Nominees Limited, INVESCO Administration Services Limited, INVESCO Asset

Management Limited, INVESCO Asset Management SA, INVESCO CE SA, INVESCO CE Services SA, INVESCO Continental Europe Holdings SA, INVESCO Continental Europe Service Centre SA, INVESCO Fund Managers Limited, INVESCO Global Investment Funds Limited, INVESCO Group Limited, INVESCO GT Asset Management PLC, INVESCO Holland B.V., INVESCO International (Southern Africa) Limited, INVESCO Pacific Group Limited, INVESCO Real Estate Limited, INVESCO Savings Scheme (Nominees) Limited, INVESCO UK Holdings PLC, INVESCO UK Limited, Perpetual plc, Perpetual Portfolio Management Limited, Perpetual Unit Trust Management (Nominees) Limited, Sermon Lane Nominees Limited, and Invesco Perpetual Life Limited; Supervisory Board, INVESCO Asset Management Oesterreich GmbH and INVESCO Kapitalanlagegesellschaft mbH; Director and Chairman, INVESO Global Asset Management (Bermuda) Limited; Director, Chief Executive Officer and President, Invesco Pacific Holdings Limited; Treasurer, 1371 Preferred Inc., Invesco Trimark Ltd./Invesco Trimark Ltee, Invesco Group Services, Inc., IVZ, Inc., Invesco North American Holdings, Inc., Invesco Mortgage Capital, Inc., Invesco Investments (Bermuda) Ltd., IVZ Callco Inc.
Charles Douglas Henderson	Director, Invesco Asset Management Limited and Invesco Fund Managers Limited
Paul Jean Joubert	Director, Invesco Asset Management Limited and Manager, Invesco Real Estate Management S.a.r.l.
Lu Ann Stella Katz	Director, Invesco Asset Management Limited; Senior Vice President, Invesco Aim Distributors, Inc.; and Vice President, Invesco Advisers, Inc.
Robert John Yerbury	Director and Chief Executive, Atlantic Wealth Management Limited, Invesco Perpetual Life Limited and Perpetual Portfolio Management Limited; Director, Invesco Administration Services Limited, Invesco Asset Management Limited, Invesco Fund Managers Limited, Invesco Global Investment Funds Limited, Invesco UK Limited, Perpetual Income and Growth Investment Trust and Perpetual plc; Senior Managing Director, and Head of United Kingdom, Invesco Ltd.; and Director and Deputy Chairman, Investment Management Association.

John Rowland	Director, Atlantic Wealth Management Limited, Invesco Administration Services Limited, Invesco Asset Management Limited, Invesco Fund Managers Limited, Invesco Global Investment Funds Limited, INVESCO Management S.A., Invesco UK Limited, INVESCO Global Asset Management Limited and Perpetual Portfolio Management Limited.
Graeme John Proudfoot	Director, Atlantic Wealth Management Limited, C M Investment Nominees Limited, Invesco Administration Services Limited, Invesco Asset Management Limited, Invesco Fund Managers Limited, Invesco Global Investment Funds Limited, Invesco Group Limited, Invesco GT Asset Management PLC, Invesco International Holdings Limited, Invesco North American Group Limited, Invesco Pacific Group Limited, INVESCO Savings Scheme (Nominees) Limited, Elliot Associates Limited, Finemost Limited, Alpha Portfolios plc, James Bryant Limited, INVESCO UK Holdings PLC, INVESCO UK Limited, Perpetual plc, Perpetual Unit Trust Management (Nominees) Limited, Sermon Lane Nominees Limited; Alternate Director, Invesco Japan Discovery Trust plc; Director and Secretary, AMVESCAP Limited and Atlantic Wealth Holdings Limited; Director and Vice President, INVESCO Pacific Holdings Limited; Secretary, Royal Canoe Club Trust; and Director and Deputy Chairman, INVESCO Global Asset Management (Bermuda) Limited.
Ian James Trevers	Director, Invesco Administration Services Limited, Invesco Asset Management Limited, Invesco Fund Managers Limited, Invesco Global Investment Funds Limited, Invesco International Limited, Invesco UK Limited, Invesco Perpetual Life Limited and Investment Management Association.
Nigel Marcus Doman	Director, Invesco A I M Global Management Company Limited and Invesco Asset Management Limited, AIM Global Management Limited and Short-Term Investments Company (Global Series) Public Limited Company.
James Ian Wedderburn Cleland Robertson	Director and Chief Executive, Invesco Asset Management Limited, Invesco Administration Services Limited, Invesco Fund Managers Limited, Invesco Global Investment Funds Limited and Invesco UK Limited; Director, Invesco (Bermuda) Limited;

and Senior Managing Director, Head of Global Operations and IT and Executive Director, Invesco Ltd.
Andrew John Rofe	Director, Invesco Asset Management Limited, INVESCO Real Estate S.r.o., Consolidated Property Investments and Metrose Properties Limited; and Manager, Invesco Real Estate Management S.a.r.l.

Invesco Asset Management (Japan) Limited
The business address for each of the following officers and directors is 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan.
Name	Principal Occupation

Andrew Tak Shing Lo	Chairman and Director, Invesco Asset Management Australia (Holdings) Ltd, Invesco Australia Limited, Invesco Pacific Partner Ltd and Invesco Taiwan Limited; Director, Invesco Asset Management (Japan) Ltd, Invesco Asset Management Asia Limited, Invesco Asset Management Pacific Limited, Invesco Asset Management Singapore Ltd., Invesco Hong Kong Limited, INVESCO Great Wall Fund Management Company Limited, and Invesco Pacific Holdings Limited, Huaneng Invesco WLR Investment Consulting Company Ltd., Invesco WLR Limited, and Invesco WLR Private Equity Investment Management Limited; and Senior Managing Director and Head of Asia, Invesco Ltd.
Atsushi Kawakami	Director, INVESCO Asset Management (Japan) Ltd.
Alexander Maurice Prout	Chief Representative Director, Invesco Asset Management (Japan) Ltd.
Masakazu Hasegawa	Director, Invesco Asset Management (Japan) Ltd. and INVESCO Pacific Partner Ltd.

Invesco Australia Limited
The business address for each of the following officers and directors is Level 26, 333 Collins Street, Melbourne, Victoria 3000, Australia.
Name	Principal Occupation

Robert Maurice Edward Ades	Director, Invesco Asset Management Australia (Holdings) Ltd and Invesco Australia Limited.
Andrew Tak Shing Lo	Director and Chairman, Invesco Asset Management Australia (Holdings) Ltd, Invesco Australia Limited, INVESCO Pacific Partner Ltd, and Invesco Taiwan

Limited; Director, Huaneng Invesco WLR Investment Consulting Company Ltd.,Invesco Asset Management (Japan) Limited, Invesco Asset Management Asia Limited, Invesco Asset Management Pacific Limited, Invesco Asset Management Singapore Ltd, Invesco Great Wall Fund Management Company Limited, Invesco Hong Kong Limited, Invesco Pacific Holdings Limited, Invesco WLR Limited and Invesco WLR Private Equity Investment Management Limited; and Senior Managing Director and Head of Asia Pacific, Invesco Ltd.
Michael Joseph O’Brien	Director, Invesco Asset Management Australia (Holdings) Ltd; and Director and Chief Executive Officer, Invesco Australia Limited.
Jeremy Charles Simpson	Director and Secretary, INVESCO (B.V.I.) NOMINEES LIMITED, Invesco Asset Management Asia Limited, Invesco Asset Management Pacific Limited; Director, Invesco Asset Management Australia (Holdings) Ltd, Invesco Asset Management Singapore Ltd, Invesco Australia Limited, Invesco Pacific Holdings Limited, Invesco UK Limited and IRE (Cayman) Limited; Supervisory Board, IRE (China) Limited; Director, Finance Director and Secretary, Invesco Hong Kong Limited; Director and Deputy Chairman, INVESCO Pacific Partner Ltd; and Secretary, Invesco WLR Limited and Invesco WLR Private Equity Investment Management Limited.
Mark David Yesberg	Director, Invesco Asset Management Australia (Holdings) Ltd and Invesco Australia Limited.
Ian Alistair Sinclair Coltman	Secretary, Invesco Asset Management Australia (Holdings) Ltd and Invesco Australia Limited.

Invesco Hong Kong Limited
The business address for each of the following officers and directors is 32nd Floor, Three Pacific Place, 1 Queen’s Road East, Hong Kong.
Name	Principal Occupation

Andrew Tak Shing Lo	Chairman and Director, Invesco Asset Management Australia (Holdings) Ltd, Invesco Australia Limited, Invesco Pacific Partner Ltd and Invesco Taiwan Limited; Director, Invesco Asset Management (Japan) Ltd, Invesco Asset Management Asia Limited, Invesco Asset Management Pacific Limited, Invesco Asset Management Singapore Ltd., Invesco Hong Kong Limited, INVESCO Great Wall Fund Management

Company Limited, and Invesco Pacific Holdings Limited, Huaneng Invesco WLR Investment Consulting Company Ltd., Invesco WLR Limited, and Invesco WLR Private Equity Investment Management Limited; and Senior Managing Director and Head of Asia, Invesco Ltd.
Jeremy Charles Simpson	Director, Invesco Asset Management Singapore Ltd, , Invesco Asset Management Australia (Holdings) Ltd, Invesco Australia Limited, Invesco Pacific Holdings Limited, IRE (Cayman) Limited and Invesco UK Limited; Director, Secretary and Finance Director, Invesco Hong Kong Limited; Director and Secretary, Invesco Asset Management Asia Ltd, Invesco Asset Management Pacific Limited, and INVESCO (B.V.I) NOMINEES LIMITED; Director and Deputy Chairman, Invesco Pacific Partner Ltd; and Secretary, Invesco WLR Limited and Invesco WLR Private Equity Investment Management Limited.
Gracie Yuen See Liu	Director, INVESCO (B.V.I) NOMINEES LIMITED, Invesco Asset Management Asia Limited and Invesco Hong Kong Limited.
John Gerald Greenwood	Director, Invesco Asset Management Asia Limited and Invesco Asset Management Singapore Ltd; and Director and Vice Chairman, Invesco Hong Kong Limited.
Siu Mei Lee	Director, INVESCO (B.V.I) NOMINEES LIMITED, Invesco Asset Management Asia Limited and Invesco Hong Kong Limited; and Director and Secretary, IRE (Hong Kong) Limited.
Ka Yiu Desmong Ng	Director, Invesco Taiwan Limited, Invesco Asset Management Asia Limited, Invesco Asset Management Singapore Ltd and Invesco Hong Kong Limited.
Anna Seen Ming Tong	Director, INVESCO (B.V.I) NOMINEES LIMITED, Invesco Asset Management Asia Limited, Invesco Asset Management Pacific Limited, Invesco Asset Management Singapore Ltd, Invesco Taiwan Limited and Invesco Hong Kong Limited.
Monica Ahweng	Secretary, INVESCO (B.V.I.) NOMINEES LIMITED, Invesco Asset Management Asia Limite, Invesco Asset Management Pacific Limited and Invesco Hong Kong Limited.

Invesco Senior Secured Management, Inc.
The business address for each of the following officers and directors is 1166 Avenue of the Americas, New York, New York 10036.
Name	Principal Occupation

David Alexander Hartley	Director, Invesco Senior Secured Management, Inc., INVESCO Realty, Inc., INVESCO Private Capital Investments, Inc., Invesco Private Capital, Inc., INVESCO (NY) Trust Company, Atlantic Trust Company, N.A., INVESCO National Trust Company; Chief Accounting Officer, Invesco Ltd.; Director, Chief Financial Officer and Vice President, INVESCO Asset Management (Bermuda) Ltd.; Treasurer, INVESCO Funds Group, Inc., INVESCO Distributors, Inc., Invesco Advisers, Inc., Invesco Aim Retirement Services, Inc. and Invesco Aim Global Holdings, Inc.; Chief Financial Officer and Treasurer, Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc. and Invesco Aim Management Group, Inc.
Gregory Stoeckle	Managing Director and President, Invesco Senior Secured Management, Inc.; and Vice President, Invesco Advisers, Inc.
Gregory Mark Armour	Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Director and President, INVESCO Asset Management (Bermuda) Ltd; Director and Chairman, Invesco Senior Secured Management, Inc.; Director, Invesco Mortgage Capital Inc., Invesco Private Capital, Inc. and INVESCO Private Capital Investments, Inc.; Chairman, INVESCO Realty, Inc.; and Senior Managing Director and Head of Worldwide Institutional, Invesco Ltd.

ANNEX E

The following table shows each officer of the Fund who is also an officer, employee, director or shareholder of the Adviser:

Name of Officer	Position with Adviser

Stefanie Chang Yu	Managing Director
Edward C. Wood	Managing Director
Kevin Klingert	Managing Director
Stuart N. Schuldt	Executive Director

E-1

ANNEX F

The table below shows the number of Shares of the Fund owned by each Managing General Partner as of December 31, 2009. The Managing General Partners as a whole owned less than 1% of the total outstanding Shares of the Fund.

Shares Owned as of
Managing General Partner	December 31, 2009

David Arch	22
Jerry Choate	18
Rod Dammeyer	22
Linda Hutton Heagy	18
R. Craig Kennedy	18
Howard J Kerr	22
Jack Nelson	17
Hugo Sonnenschein	22
Suzanne Woolsey	18
Wayne Whalen	22

F-1

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC.
VKEXCHANGE-PROXY

☒	PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE
FORM OF PROXY
VAN KAMPEN EXCHANGE FUND
SPECIAL MEETING OF SHAREHOLDERS

PROXY SOLICITED ON BEHALF OF THE BOARD OF MANAGING GENERAL PARTNERS

The undersigned holder of units of partnership interest of VAN KAMPEN EXCHANGE FUND, a California limited partnership (the “Fund”), hereby appoints XXXXX, XXXXX and XXXXX and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 522 Fifth Avenue, New York, New York 10036, on Friday, April 9, 2010 at 9:00 a.m., and any and all adjournments thereof (the “Meeting”), and thereat to vote all XXXXX Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein.

1	(a) To approve a new investment advisory agreement with Invesco Advisers, Inc.	FOR ☐	WITHHOLD ☐	ABSTAIN ☐

	(b) To approve a new master subadvisory agreement between Invesco Advisers, Inc. and its affiliates.	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders to be held on [date]. The following material is available at https://www.proxy-direct.com/van21073:

Proxy Statement

If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. If no specification is made, this Proxy will be voted “FOR” the proposals described herein and in the discretion of the proxies upon such other business as may properly come before the Meeting.

The undersigned hereby acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the Meeting to be held on April 9, 2010.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE

HAS YOUR ADDRESS CHANGED?		Date
Shareholder signature

Date
Co-owner signature (if applicable)

Mark box at right if an address change has been noted on the reverse side of this card. ☐

Please sign this Proxy exactly as your name or names appear on the books of the Fund. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If common shares are held jointly, each holder should sign.